     As filed with the Securities and Exchange Commission on March 6, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-4244

                            SOUND SHORE FUND, INC.
                              Two Portland Square
                             Portland, Maine 04101
                                (207) 879-1900

                         T. Gibbs Kane, Jr., President
                              8 Sound Shore Drive
                              Greenwich, CT 06830
                                (203) 629-1980

                  Date of fiscal year end: December 31, 2006

         Date of reporting period: January 1, 2006 - December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS

--------------------------------------------------------------------------------
     [LOGO]
Sound Shore Fund

            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758

================================================================================

                                                              December 31, 2006
Dear Shareholder:

    The Sound Shore Fund ended December 31, 2006 with a net asset value of $39.19, following year-end per share distributions of $0.12557 in dividends, $0.30134 in short-term capital gains, and $2.99814 in long-term capital gains. The fourth quarter return of 7.27% was slightly ahead of the Standard & Poor's 500 Index ("S&P 500") which gained 6.70%, and marginally less than the Dow Jones Industrial Average ("Dow Jones") which rose 7.39%. For 2006, the Fund gained 16.56%, versus increases of 15.79% and 19.05%, respectively, for the S&P 500 and Dow Jones.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2006 WERE 16.56%, 9.85%, 10.51%, AND 13.17%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    Domestic stock markets advanced in 2006 at the fastest rate in several years. However, halfway through the year that positive outcome seemed decidedly less likely (the S&P 500 was down 1% in mid-July) as higher commodity prices led by $77 oil, continuing increases in the Federal Reserve target interest rates (17/th/ consecutive) and notable housing weakness provided cause for angst. Additionally, prognostications of another terrible hurricane season, military concern in the Middle East and North Korea, and upcoming elections all added pressure to the markets. Nearly all these apprehensions abated as the year progressed and, together with renewed takeover enthusiasm, provided comfort to a more risk tolerant investor.

    Despite apparent cost headwinds, corporations fared well financially as consumer demand did not evaporate, corporate spending grew, and productivity gains and a weak dollar permitted most companies to meet or exceed expectations. S&P 500 earnings appear to have advanced at a mid-teen percentage rate, or roughly double the consensus forecast at the year's onset, and in line with share price gains. High P/E stocks continued to lag more moderately priced ones.

    As long-term investors in the Fund are aware, we construct our portfolio through careful valuation and fundamental research at the individual stock level, and not based upon top-down, macro predictions of the world or markets (or hurricanes). Rather we research and own stocks whose current valuation seems to imbed more modest expectations than we feel are probable to occur over a 1- to 3-year time frame. We believe our strong 2006 (and long-term) stock selection reflects the merits of this approach: Nine of our holdings had a total return of 35% or more - AES Corp., CSX Corp. ("CSX"), DIRECTV Group, Inc. ("DIRECTV), Freescale Semiconductor, Inc. ("Freescale"), Walt Disney Co., Hewlett Packard Co., Honda Motor Co., Ltd., Morgan Stanley, and The Mosaic Co.
- and 21 gained at least 20%.

    Freescale was the portfolio's biggest contributor in 2006, gaining 59% as it ignored the market lagging trends for semiconductor and, more broadly, technology stocks. We initially invested in the shares

--------------------------------------------------------------------------------

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================================================================================

in 2005 when they were less than $20 per share and valued at 5x EBITDA, 14x P/E, and 1.3x sales, multiples which were at 25% to 50% discounts to semiconductor peers Intel Corp. and Texas Instruments, Inc. Our thesis for Freescale was that management of this former Motorola subsidiary could leverage its strong wireless technology and substantial cost cutting potential to deliver results well in excess of consensus expectations. Over the ensuing 18 months, Freescale improved operating margins by 10%, closed the bulk of the return on equity gap to its competitors, and was positioned to win significant new accounts. Freescale was acquired during the fourth quarter by a Blackstone Group-led private equity consortium for $40 per share.

    Improving returns from a below normal level was the catalyst for rail operator CSX, which advanced 37% for the year, significantly outpacing its railroad peer group. We first invested in CSX in 2004 after the company had underperformed for three years, was down more than 20% from its peak, and was valued at 6.5x cash flow. Our research concluded that the company's new leadership team, including Chief Operating Officer Tony Ingram who had led a successful turnaround at Norfolk Southern Corp., was focused on the right variables to deliver improvement. Over the past 24 months, management's complete overhaul of operations, benchmarks, and capital allocation has produced a steady and dramatic improvement. As a result, profit margins have doubled and return on equity has increased from 5% in 2004 to almost 12% last year, all of which has produced a total return of over 100% on our initial purchase price.

    Another top contributor was DIRECTV, which gained 77% during 2006. We started our position in this satellite television provider in 2004 based in part on its 50% per subscriber valuation discount to cable competitors. Our analysis of DIRECTV found it was capturing the majority of all video subscriber growth at cable's expense, its move to a leased set-top model might highlight the steep valuation discount versus cable operators, and that it had significant free cash flow potential on a debt-free balance sheet. Their ensuing fundamental progress combined with a major change in the company's shareholder base (Liberty Media Capital will be the largest holder, following an exchange with News Corp) provided the basis for DIRECTV's strong gains.

    On the flip side, we had several poor performers in 2006, including medical device manufacturer Boston Scientific Corp. ("Boston"), our biggest detractor for the year. Our original 2005 investment in Boston, which preceeded its acquisition of Guidant, followed an almost 50% decline in the stock due to concerns about the company's market share in drug coated stents. Despite solid stent market share in 2006, the stock remained under pressure due to difficulties with the acquisition and a general slow down in cardiac device demand. From here, we believe Boston's market leading positions in stents and internal cardiac devices and its recently consolidated business lines should produce substantial earnings and cash flow growth in the 2008-2009 time frame, a year later than we had anticipated. Senior management's extensive experience and alignment with shareholders (including 17% ownership), combined with Boston's share price decline that has effectively reduced the Guidant purchase price by 50%, all contribute to our patience in what has been a difficult investment so far.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    A new year always seems to compel fresh, albeit often contradictory, economic expectations and trepidations. Corporations are generating large amounts of cash and record returns on equity. The market's risk tolerance appears to have increased with the recent strong price gains and continuing deal activity, trumping the surprising number of stock option tainted companies
- now about 200. The consensus for a moderating economy and subdued inflation should not be harmful to the market overall and would continue to present many individual challenges and opportunities. In all, though there should be continued surprises, 2007 could prove to be another good year for our disciplined selectivity.

    We are pleased to report that we redesigned and enhanced the content of our website which we encourage you to visit at WWW.SOUNDSHORE.COM. Many thanks, as always, for your investment with Sound Shore.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. PRICE TO SALES IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY REVENUE PER SHARE. REVENUE PER SHARE IS DETERMINED BY DIVIDING REVENUE FOR THE PAST 12 MONTHS BY THE NUMBER OF SHARES OUTSTANDING. PRICE TO CASH FLOW IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY CASH FLOW PER SHARE FOR THE PAST 12 MONTHS. EBITDA REPRESENTS EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 12/31/06 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in Sound Shore Fund, Inc. (the "Fund") including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor's 500 Index (the "S&P 500") is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHORE.COM.


                       SOUND SHORE FUND VS.S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                   One Year  Five Year  Ten Year
                   --------  ---------- --------
Sound Shore Fund    16.56%     9.85%      10.51%
S&P 500 Index       15.79%     6.19%       8.42%

Value on 12/31/06

Sound Shore Fund:$27,170
S&P 500 Index   :$22,447


[CHART]

              SOUND SHORE   S&P 500
                FUND         INDEX
              -----------   -------
  12/31/1996   $10,000     $10,000
   1/31/1997    10,493      10,625
   2/28/1997    10,603      10,708
   3/31/1997    10,212      10,268
   4/30/1997    10,631      10,881
   5/31/1997    11,331      11,544
   6/30/1997    11,866      12,061
   7/31/1997    12,937      13,020
   8/31/1997    12,886      12,291
   9/30/1997    13,782      12,964
  10/31/1997    13,200      12,531
  11/30/1997    13,315      13,111
  12/31/1997    13,640      13,336
   1/31/1998    13,588      13,484
   2/28/1998    14,605      14,456
   3/31/1998    15,106      15,197
   4/30/1998    15,201      15,350
   5/31/1998    14,576      15,086
   6/30/1998    14,317      15,698
   7/31/1998    13,657      15,531
   8/31/1998    11,838      13,286
   9/30/1998    12,245      14,137
  10/31/1998    13,571      15,287
  11/30/1998    13,939      16,213
  12/31/1998    14,241      17,148
   1/31/1999    13,972      17,865
   2/28/1999    13,380      17,310
   3/31/1999    13,640      18,002
   4/30/1999    14,698      18,699
   5/31/1999    14,722      18,258
   6/30/1999    15,150      19,271
   7/31/1999    14,639      18,669
   8/31/1999    13,727      18,577
   9/30/1999    13,279      18,068
  10/31/1999    13,838      19,211
  11/30/1999    13,891      19,601
  12/31/1999    14,248      20,756
   1/31/2000    13,678      19,713
   2/29/2000    13,310      19,340
   3/31/2000    14,915      21,232
   4/30/2000    14,587      20,593
   5/31/2000    14,543      20,171
   6/30/2000    14,064      20,668
   7/31/2000    14,365      20,345
   8/31/2000    15,537      21,608
   9/30/2000    15,867      20,468
  10/31/2000    16,550      20,381
  11/30/2000    15,886      18,774
  12/31/2000    17,124      18,866
   1/31/2001    16,407      19,535
   2/28/2001    16,682      17,754
   3/31/2001    16,773      16,629
   4/30/2001    16,971      17,922
   5/31/2001    17,505      18,042
   6/30/2001    17,234      17,603
   7/31/2001    17,346      17,429
   8/31/2001    17,157      16,338
   9/30/2001    15,997      15,019
  10/31/2001    15,747      15,309
  11/30/2001    16,582      16,479
  12/31/2001    16,985      16,624
   1/31/2002    16,535      16,381
   2/28/2002    16,546      16,065
   3/31/2002    17,407      16,669
   4/30/2002    17,180      15,659
   5/31/2002    17,346      15,543
   6/30/2002    15,626      14,436
   7/31/2002    14,192      13,311
   8/31/2002    14,592      13,398
   9/30/2002    13,070      11,942
  10/31/2002    13,731      12,993
  11/30/2002    14,659      13,758
  12/31/2002    14,364      12,950
   1/31/2003    13,907      12,611
   2/28/2003    13,329      12,421
   3/31/2003    13,368      12,542
   4/30/2003    14,336      13,575
   5/31/2003    15,855      14,298
   6/30/2003    16,273      14,474
   7/31/2003    16,451      14,728
   8/31/2003    17,013      15,027
   9/30/2003    16,729      14,856
  10/31/2003    17,409      15,701
  11/30/2003    17,815      15,848
  12/31/2003    18,923      16,662
   1/31/2004    19,454      16,970
   2/29/2004    19,759      17,206
   3/31/2004    19,595      16,947
   4/30/2004    19,171      16,681
   5/31/2004    19,375      16,909
   6/30/2004    19,881      17,238
   7/31/2004    19,305      16,668
   8/31/2004    19,243      16,735
   9/30/2004    19,898      16,916
  10/31/2004    19,870      17,175
  11/30/2004    20,983      17,870
  12/31/2004    21,826      18,478
   1/31/2005    21,094      18,027
   2/28/2005    21,683      18,407
   3/31/2005    21,189      18,081
   4/30/2005    20,696      17,738
   5/31/2005    21,374      18,302
   6/30/2005    21,561      18,328
   7/31/2005    22,417      19,010
   8/31/2005    22,578      18,836
   9/30/2005    23,310      18,989
  10/31/2005    22,751      18,672
  11/30/2005    23,298      19,379
  12/31/2005    23,311      19,385
   1/31/2006    23,667      19,899
   2/28/2006    23,928      19,953
   3/31/2006    24,055      20,201
   4/30/2006    24,558      20,472
   5/31/2006    23,998      19,883
   6/30/2006    23,670      19,910
   7/31/2006    23,938      20,033
   8/31/2006    24,658      20,510
   9/30/2006    25,328      21,038
  10/31/2006    26,004      21,724
  11/30/2006    26,559      22,137
  12/31/2006    27,170      22,447


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          DECEMBER 31, 2006

================================================================================

                                            SHARE        MARKET
                                            AMOUNT       VALUE
                                           --------- --------------
             COMMON STOCK (96.7%)
             ------------------------------------------------------
             AUTO (3.0%)
             Honda Motor Co., Ltd. ADR     2,196,900 $   86,865,426
                                                     --------------
             BANKS (5.9%)
             Bank of America Corp.         1,531,500     81,766,785
             U.S. Bancorp                  2,398,500     86,801,715
                                                     --------------
                                                        168,568,500
                                                     --------------
             CONSUMER STAPLES (4.7%)
             Unilever NV ADR               3,358,600     91,521,850
             Wal-Mart Stores, Inc.           940,900     43,450,762
                                                     --------------
                                                        134,972,612
                                                     --------------
             DIVERSIFIED FINANCIALS (1.7%)
             Morgan Stanley                  607,300     49,452,439
                                                     --------------
             ENERGY (8.6%)
             Apache Corp.                    861,700     57,311,667
             ConocoPhillips                1,114,300     80,173,885
             El Paso Corp.                 4,291,200     65,569,536
             Royal Dutch Shell plc ADR       623,800     44,158,802
                                                     --------------
                                                        247,213,890
                                                     --------------
             HEALTH CARE (10.9%)
             Aetna, Inc.                   1,342,800     57,982,104
             Baxter International, Inc.    1,557,100     72,233,869
             Boston Scientific Corp. +     3,560,000     61,160,800
             Cigna Corp.                     533,000     70,126,810
             Kinetic Concepts, Inc. +      1,302,000     51,494,100
                                                     --------------
                                                        312,997,683
                                                     --------------
             INDUSTRIALS (8.6%)
             CSX Corp.                     1,025,000     35,290,750
             General Electric Co.          1,917,300     71,342,733
             Southwest Airlines Co.        5,365,400     82,197,928
             Waste Management, Inc.        1,588,100     58,394,437
                                                     --------------
                                                        247,225,848
                                                     --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          DECEMBER 31, 2006

================================================================================

                                                SHARE        MARKET
                                                AMOUNT       VALUE
                                               --------- --------------
        INSURANCE (15.5%)
        AON Corp.                              2,411,100 $   85,208,274
        Berkshire Hathaway, Inc., Class A +          925    101,740,750
        Chubb Corp.                            1,484,600     78,550,186
        Genworth Financial, Inc.               2,206,300     75,477,523
        Marsh & McLennan Cos., Inc.            1,414,500     43,368,570
        UnumProvident Corp.                    3,010,600     62,560,268
                                                         --------------
                                                            446,905,571
                                                         --------------
        MATERIALS (3.7%)
        Lyondell Chemical Co.                  2,772,500     70,892,825
        The Mosaic Co. +                       1,678,800     35,859,168
                                                         --------------
                                                            106,751,993
                                                         --------------
        MEDIA (14.7%)
        Interpublic Group of Cos., Inc. +      7,095,600     86,850,144
        Liberty Media Holding Corp., Class A +   950,900     93,169,182
        Time Warner, Inc.                      5,312,400    115,704,072
        Walt Disney Co.                        2,684,000     91,980,680
        Washington Post, Class B                  46,783     34,881,405
                                                         --------------
                                                            422,585,483
                                                         --------------
        PHARMACEUTICALS (4.0%)
        Pfizer, Inc.                           3,428,700     88,803,330
        Watson Pharmaceuticals, Inc. +           996,200     25,931,086
                                                         --------------
                                                            114,734,416
                                                         --------------
        TECHNOLOGY (11.4%)
        Flextronics International, Ltd. +      6,941,200     79,684,976
        Hewlett Packard Co.                    1,431,900     58,979,961
        Motorola, Inc.                         2,785,200     57,263,712
        Symantec Corp. +                       3,950,100     82,359,585
        Texas Instruments, Inc.                1,682,900     48,467,520
                                                         --------------
                                                            326,755,754
                                                         --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          DECEMBER 31, 2006

================================================================================

                                                            SHARE         MARKET
                                                            AMOUNT        VALUE
                                                          ----------- --------------
TELECOMMUNICATIONS (1.7%)
Sprint Nextel Corp.                                         2,614,200 $   49,382,238
                                                                      --------------
UTILITIES (2.3%)
AES Corp. +                                                 2,994,300     65,994,372
                                                                      --------------
TOTAL COMMON STOCK (COST $2,260,942,415)                              $2,780,406,225
                                                                      --------------

MONEY MARKET FUND (3.6%)
-------------------------------------------------------------------------------------
Citi/SM/ Institutional Liquid Reserves, Class A, 4.93%    104,978,567 $  104,978,567
                                                                      --------------
TOTAL MONEY MARKET FUND (COST $104,978,567)                           $  104,978,567
                                                                      --------------
TOTAL INVESTMENTS (100.3%) (COST $2,365,920,982)*                     $2,885,384,792
OTHER ASSETS LESS LIABILITIES (-0.3%)                                     (9,049,301)
                                                                      --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 73,399,620)                   $2,876,335,491
                                                                      ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)             $        39.19
                                                                      ==============

+ Non-income producing security.
ADR -- American Depository Receipt.
* Cost for Federal income tax purposes is $2,367,048,032 and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $531,503,487
                  Gross Unrealized Depreciation  (13,166,727)
                                                ------------
                  Net Unrealized Appreciation   $518,336,760
                                                ============

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          DECEMBER 31, 2006

================================================================================

        AT DECEMBER 31, 2006 NET ASSETS CONSISTED OF:
        ---------------------------------------------------------------
        Par Value (100,000,000 shares authorized)       $       73,400
        Paid in Capital                                  2,357,912,707
        Accumulated Undistributed Net Investment Income         12,624
        Accumulated Net Realized Loss from Investments      (1,127,049)
        Unrealized Appreciation on Investments             519,463,809
                                                        --------------
        NET ASSETS                                      $2,876,335,491
                                                        ==============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                       Auto                             3.0%
                       Banks                            5.9%
                       Consumer Staples                 4.7%
                       Diversified Financials           1.7%
                       Energy                           8.6%
                       Health Care                     10.9%
                       Industrials                      8.6%
                       Insurance                       15.5%
                       Materials                        3.7%
                       Media                           14.7%
                       Pharmaceuticals                  4.0%
                       Technology                      11.4%
                       Telecommunications               1.7%
                       Utilities                        2.3%
                       Short-Term Investments           3.6%
                       Other Assets less Liabilities  (0.3)%
                                                      ------
                                                      100.0%
                                                      ======

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 2006

================================================================================


INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding taxes $1,044,252)              $ 38,031,300
   Interest                                                                    7,277
                                                                        ------------
       Total Income                                                       38,038,577
                                                                        ------------
Expenses:
   Adviser fee (Note 3)                                                   19,478,570
   Administrator fee (Note 3)                                                991,926
   Transfer Agency fee                                                     2,597,124
   Custodian fee                                                             222,196
   Accountant fee                                                             60,058
   Professional fees                                                         103,911
   Directors' fees and expenses (Note 3)                                     124,607
   Compliance services fees (Note 3)                                         157,614
   Miscellaneous                                                             225,408
                                                                        ------------
       Total Expenses                                                     23,961,414
                                                                        ------------
Net Investment Income                                                     14,077,163
                                                                        ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments sold                                 223,926,028
   Net change in unrealized appreciation (depreciation) on investments   168,531,226
                                                                        ------------
Net realized and unrealized gain on investments                          392,457,254
                                                                        ------------
Net increase in net assets from operations                              $406,534,417
                                                                        ============



--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          STATEMENT OF CHANGES IN NET ASSETS

================================================================================

INCREASE (DECREASE) IN NET ASSETS
                                                               FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2006            2005
                                                            --------------  --------------
Operations:
   Net investment income                                    $   14,077,163  $    3,813,702
   Net realized gain on investments sold                       223,926,028     145,757,145
   Net change in unrealized appreciation (depreciation) on
     investments                                               168,531,226      (8,757,585)
                                                            --------------  --------------
Increase in net assets from operations                         406,534,417     140,813,262
   Dividends to shareholders from net investment income        (14,075,600)     (3,803,327)
   Dividends to shareholders from net realized gains          (224,129,404)   (145,771,774)
                                                            --------------  --------------
Total distributions to shareholders                           (238,205,004)   (149,575,101)
Capital share transactions (Note 6)                            439,772,270     578,763,699
                                                            --------------  --------------
   Total increase                                              608,101,683     570,001,860
Net assets:
   Beginning of the year                                     2,268,233,808   1,698,231,948
                                                            --------------  --------------
   End of the year (Including line (A))                     $2,876,335,491  $2,268,233,808
                                                            ==============  ==============
    (A) Accumulated undistributed net investment income     $       12,624  $       11,423
                                                            --------------  --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS

================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The investment objective of the Fund is growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

   A) SECURITY VALUATION
   Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

   Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund's Board of Directors (the "Board"). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

   are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

   C) DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

   D) FEDERAL TAXES
   The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" ("FIN48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's future financial statements.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Fees due to the Adviser in the amount of $1,819,487 are payable at December 31, 2006.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================


OTHER SERVICES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Fund, the Distributor provided a Chief Compliance Officer, Treasurer and Anti-Money Laundering Officer to the Fund as well as certain additional compliance support functions ("Compliance Services") during the fiscal year ended December 31, 2006. Since January 25, 2007, the Compliance Services have been provided by Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, pursuant to a Compliance Services Agreement between Citigroup and the Fund. The Treasurer of the Fund is also a principal of the Distributor and FCS. Neither the Distributor nor Citigroup has any role in determining the investment policies or which securities are to be purchased or sold by the Fund.

Compliance Services fees due to the Distributor in the amount of $25,397 are payable at December 31, 2006.

The Fund pays each director who is not an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Director") $5,000 per year, payable quarterly, plus $5,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by telephone. Prior to that, each Independent Director received $3,000 per year, paid quarterly and $1,500 per Board meeting attended. Fees due to the Independent Directors in the amount of $1,131 are payable at December 31, 2006.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.   PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2006 aggregated $1,903,780,360 and $1,650,411,904, respectively. Securities purchased in the amount of $14,075,971 are payable at December 31, 2006. Securities sold in the amount of $4,361,137 are receivable by the Fund at December 31, 2006.

5.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                       DECEMBER 31, DECEMBER 31,
                                           2006         2005
                                       ------------ ------------
                Ordinary Income        $ 34,545,453 $ 20,217,803
                Long-Term Capital Gain  203,659,551  129,357,298

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

================================================================================


As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $     12,624
                   Unrealized Appreciation        518,336,760
                                                 ------------
                   Total                         $518,349,384
                                                 ============

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to wash sales.

On the Statement of Net Assets, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2006. The following was the result of a reclassification of distributions and has no impact on the net assets of the Fund.

                    Accumulated Net Investment Income $(362)
                    Undistributed Net Realized Loss     362

6.  CAPITAL STOCK

As of December 31, 2006, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,357,986,107. Capital shares redeemed in the amount of $8,728,355 are payable at December 31, 2006. Capital shares sold in the amount of $6,586,238 are receivable by the Fund at December 31, 2006. Transactions in capital stock were as follows:

                                                 FOR THE                    FOR THE
                                               YEAR ENDED                  YEAR ENDED
                                            DECEMBER 31, 2006          DECEMBER 31, 2005
                                       --------------------------  -------------------------
                                          SHARES        AMOUNT       SHARES        AMOUNT
                                       -----------  -------------  ----------  -------------
Sale of shares                          19,715,944  $ 753,490,576  19,589,475  $ 725,072,192
Reinvestment of dividends                5,945,394    233,674,228   3,982,023    146,687,611
Redemption of shares                   (14,181,752)  (547,392,534) (7,916,637)  (292,996,104)
                                       -----------  -------------  ----------  -------------
Net increase from capital transactions  11,479,586  $ 439,772,270  15,654,861  $ 578,763,699
                                       ===========  =============  ==========  =============

Of the 73,399,620 shares outstanding as of December 31, 2006, the Employees' Profit Sharing Plan of the Adviser owned 438,080 shares.

7.  OTHER INFORMATION

On December 31, 2006, three shareholders held approximately 73% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, Charles Schwab, National Financial Services Corp., and JPMorgan Chase Bank, which are held on behalf of numerous individual shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          FINANCIAL HIGHLIGHTS

================================================================================

These financial highlights reflect selected data for a share outstanding throughout each period.

                                               2006          2005         2004        2003        2002
                                           ----------    ----------    ----------  ----------  --------
Net Asset Value, Beginning of Period       $    36.63    $    36.71    $    33.51  $    25.81  $  30.58
                                           ----------    ----------    ----------  ----------  --------
Investment Operations
    Net investment income                        0.21(a)       0.07(a)       0.10        0.05      0.05
    Net realized and unrealized
     gain (loss) on investments                  5.86          2.43          5.05        8.14     (4.77)
                                           ----------    ----------    ----------  ----------  --------
Total from Investment Operations                 6.07          2.50          5.15        8.19     (4.72)
                                           ----------    ----------    ----------  ----------  --------
Distributions from
    Net investment income                       (0.21)        (0.07)        (0.10)      (0.05)    (0.05)
    Net realized gains                          (3.30)        (2.51)        (1.85)      (0.44)       --
                                           ----------    ----------    ----------  ----------  --------
Total Distributions                             (3.51)        (2.58)        (1.95)      (0.49)    (0.05)
                                           ----------    ----------    ----------  ----------  --------
Net Asset Value, End of Period             $    39.19    $    36.63    $    36.71  $    33.51  $  25.81
                                           ==========    ==========    ==========  ==========  ========
Total Return                                    16.56%         6.81%        15.37%      31.74%   (15.43)%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands) $2,876,335    $2,268,234    $1,698,232  $1,014,412  $759,674
Ratios to Average Net Assets:
    Expenses (net of reimbursement)              0.92%         0.98%         0.98%       0.98%     0.98%
    Expenses (gross)(b)                          0.92%         0.99%         0.99%       1.00%     0.99%
    Net Investment Income                        0.54%         0.20%         0.33%       0.18%     0.17%
Portfolio Turnover Rate                            66%           62%           50%         62%       72%

(a)Calculated using the average shares outstanding for the period.
(b)Reflects expense ratio in the absence of expense waiver and reimbursement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

================================================================================


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SOUND SHORE FUND:

We have audited the accompanying statement of net assets of Sound Shore Fund (the "Fund"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sound Shore Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 26, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2006 (UNAUDITED)

================================================================================

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling
(800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2006 (UNAUDITED) (CONTINUED)

================================================================================


Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             BEGINNING        ENDING
                           ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                           JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD*
                           ------------- ----------------- --------------
       Actual Return         $1,000.00       $1,147.91         $4.98
       Hypothetical Return   $1,000.00       $1,020.57         $4.69

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.92%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The Fund paid income dividends of $34,545,236 for the tax year ended December 31, 2006, of which $20,469,636 were short term capital gain dividends. The Fund designates 74.31% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 96.56% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.03% of its income dividends as qualified interest income (QII) and 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders
(QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $203,659,768 for the tax year ended December 31, 2006.

DIRECTORS AND OFFICERS OF THE FUND

The following is relevant information regarding each Director and Officer of the Fund:

NAME, ADDRESS         POSITION(S)          LENGTH OF TIME PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH     WITH THE FUND        SERVED/(1)/    DURING THE PAST FIVE YEARS
-----------------     -------------------- -------------- ------------------------------------------

INDEPENDENT DIRECTORS
Dr. D. Kenneth Baker  Director, Audit        March 1987   Retired, since 1999; Consultant, Princeton
Two Portland Square   Committee (member);    to present   University, 1990 - 1998;
Portland, ME 04101    Nominating Committee                Consultant, University of Pennsylvania,
Born: October 1923    (Chair); Valuation                  1992 - 1998
                      Committee (member)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2006 (UNAUDITED) (CONTINUED)

================================================================================

DIRECTORS AND OFFICERS OF THE FUND (CONTINUED)

NAME, ADDRESS             POSITION(S)          LENGTH OF TIME   PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH         WITH THE FUND        SERVED/(1)/      DURING THE PAST FIVE YEARS
-----------------         -------------------- ---------------- ---------------------------------------------

Harry W. Clark            Director; Audit      January 23, 2006 Managing Partner, Stanwich Group LLC
Two Portland Square       Committee (member);  to present       (public policy consulting firm) since January
Portland, ME 04101        Nominating Committee                  2001; Managing Partner, Clark &
Born: March 1949          (member); Valuation                   Weinstock (policy and communications
                          Committee (member)                    consulting firm) July 1987 - December 2001

H. Williamson Ghrisky Jr. Director; Audit      January 23, 2006 Director/Portfolio Management, Trainer
Two Portland Square       Committee (Chair);   to present       Wortham (investment counseling firm)
Portland, ME 04101        Nominating Committee                  September 1978 to present (Director since
Born: May 1944            (member); Valuation                   September 1997)
                          Committee (member)

David Blair Kelso         Director; Audit      January 23, 2006 Managing Partner, Kelso Advisory Services
Two Portland Square       Committee (member);  to present       (consulting firm) since October 2003;
Portland, ME 04101        Nominating Committee                  Executive Vice President, Strategy &
Born: September 1952      (member); Valuation                   Finance, Aetna, Inc. (insurance firm)
                          Committee (member)                    September 2001 - September 2003); Chief
                                                                Financial Officer, Executive Vice President,
                                                                and Managing Director, Chubb, Inc.
                                                                (insurance firm) August 1996 - August
                                                                2001; Director, Aspen Holdings, Inc.
                                                                (insurance firm) June 2005 to present;
                                                                Director, Kelso Risk Management
                                                                (insurance brokerage) September 1990 to
                                                                present

John J. McCloy II         Director; Audit      April 1985       Director, Clean Diesel Technology, Inc.
Two Portland Square       Committee (member,   to present       (environmental technology firm) since 2005;
Portland, ME 04101        previously Chair                      Director, Ashland Management (investment
Born: November 1937       through January 23,                   management) since 2003; Chairman,
                          2006); Nominating                     SpringerRun, Inc. (marketing) since 2002;
                          Committee (member);                   Director, American Council on Germany
                          Valuation Committee                   (non-profit entity) since 2002; Chairman,
                          (member)                              Gravitas Technologies, Inc. (information
                                                                technology) since 2001; Entrepreneur, J.J.
                                                                McCloy II, Inc. (investment management)
                                                                since 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2006 (UNAUDITED) (CONTINUED)

================================================================================


DIRECTORS AND OFFICERS OF THE FUND (CONTINUED)

NAME, ADDRESS                POSITION(S)             LENGTH OF TIME PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH            WITH THE FUND           SERVED/(1)/    DURING THE PAST FIVE YEARS
-----------------            ----------------------- -------------- -----------------------------------------------

INTERESTED DIRECTORS
Harry Burn, III, M.B.A./(2)/ Chairman and Director;  April 1985     Chairman and Director, Sound Shore
8 Sound Shore Drive          Valuation Committee     to present     Management, Inc. since 1978; Chartered
Greenwich, Connecticut 06830 (member)                (Chairman      Financial Analyst.
Born: January 1944                                   September 1992
                                                     to present)

T. Gibbs Kane, Jr./(2)/      President and Director, April 1985     President and Director, Sound Shore
8 Sound Shore Drive          Valuation Committee     to present     Management, Inc. since 1977; Chartered
Greenwich, Connecticut 06830 (member)                               Financial Analyst
Born: May 1947

OFFICERS
Shanna S. Sullivan           Secretary; Valuation    October 1985   Vice President, Treasurer, Secretary and
8 Sound Shore Drive          Committee (Chair)       to present     Director, Sound Shore Management, Inc.
Greenwich, Connecticut 06830                                        since 1979
Born: August 1945

Simon D. Collier             Treasurer               April 2005 to  Managing Director, Foreside Financial
Two Portland Square                                  present        Group, since 2005; President, Foreside
Portland, Maine 04101                                               Services, Inc. (a staffing services firm) since
Born: October 1961                                                  January 2007; Chief Operating Officer and
                                                                    Managing Director, Global Fund Services,
                                                                    Citigroup 2003 - 2005; Managing Director,
                                                                    Global Securities Services for Investors,
                                                                    Citibank, N.A. 1999 - 2003

Leslie K. Klenk              Chief                   November       Director, Foreside Compliance Services,
Two Portland Square          Compliance Officer      2006 - present LLC (mutual fund compliance services
Portland, Maine 04101                                               provider) since November 2006; Chief
Born: August 1964                                                   Compliance Officer, Ironwood Series Trust
                                                                    (mutual fund) since November 2006; Chief
                                                                    Compliance Officer, Wintergreen Fund, Inc.
                                                                    (mutual fund) since December 2006; Senior
                                                                    Vice President and Counsel, Citigroup Fund
                                                                    Services, LLC (mutual fund services
                                                                    provider) (1998 - 2006).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2006 (UNAUDITED) (CONCLUDED)

================================================================================


DIRECTORS AND OFFICERS OF THE FUND (CONCLUDED)

NAME, ADDRESS                POSITION(S)         LENGTH OF TIME PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH            WITH THE FUND       SERVED/(1)/    DURING THE PAST FIVE YEARS
-----------------            ------------------- -------------- -----------------------------------------

Ellen S. Smoller             Assistant Secretary  October 1985  Equity Trader, Sound Shore Management,
8 Sound Shore Drive                               to present    Inc. since 1984
Greenwich, Connecticut 06830
Born: April 1959

Sara M. Morris               Assistant Secretary  January 2004  Director and Relationship Manager,
Two Portland Square                               to present    Citigroup since 2004; Chief Financial
Portland, ME 04101                                              Officer, The VIA Group, LLC, 1999 - 2003;
Born: September 1963                                            Chief Financial Officer, Forum,
                                                                1994 - 1999

Frederick Skillin            Assistant Treasurer  June 2004     Senior Vice President, Financial Control,
Two Portland Square                               to present    Citigroup since 2003; Senior Manager,
Portland, ME 04101                                              Corporate Finance, Forum, 1994 - 2004
Born: May 1958

(1)TERM OF SERVICE IS UNTIL HIS/HER SUCCESSOR IS ELECTED OR QUALIFIED OR UNTIL HIS/HER EARLIER RESIGNATION OR REMOVAL.
(2)HARRY BURN, III AND T. GIBBS KANE, JR. ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN SECTION 2(A)(19) OF THE 1940 ACT BY VIRTUE OF THEIR POSITION AS SHAREHOLDERS, SENIOR OFFICERS, AND DIRECTORS OF THE ADVISER. EACH IS A PORTFOLIO MANAGER OF THE FUND.

EACH DIRECTOR OVERSEES THE FUND, WHICH IS THE ONLY PORTFOLIO WITHIN THE COMPLEX. NO DIRECTOR HOLDS OTHER DIRECTORSHIPS OR TRUSTEESHIPS. THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS. THE SAI IS AVAILABLE FOR FREE, BY CONTACTING THE FUND AT
(800) 551-1980.

--------------------------------------------------------------------------------

     [LOGO]
Sound Shore Fund

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshore.com

ANNUAL REPORT


DECEMBER 31, 2006

     [LOGO]
Sound Shore Fund

                                    [GRAPHIC]

ITEM 2. CODE OF ETHICS

As of the end of the period covered by this report, Sound Shore Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors (the "Board") determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. The Board believed that the Audit Committee, as a group, possesses many of the attributes of an "audit committee financial expert."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,000 in 2005 and $31,400 in 2006.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $3,500 in 2005 and $3,500 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as defined under Rule 2-01(c)(4) of Regulation S-X) for the Fund. In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to Sound Shore Management, Inc. ("Sound Shore Management"), the Fund's investment adviser, by the Fund's independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor's independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if such services constitute not more than 5% of the total amount of revenues paid by the Fund and Sound Shore Management collectively to the Fund's independent auditor during the fiscal year in which such services are provided. The Audit

Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and investment adviser, other than the services reported in paragraphs (b) and (c) of this Item 4 were $32,175 in 2005 and $32,500 in 2006.

(h) The Registrant's Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant's principal accountant. Any services provided by the principal accountant to the Registrant or to the investment adviser that require pre-approval were pre-approved.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant   SOUND SHORE FUND, INC.

By   /s/ T. Gibbs Kane, Jr.
     --------------------------------
     T. Gibbs Kane, Jr., President

Date 2/23/07
     --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ T. Gibbs Kane, Jr.
     --------------------------------
     T. Gibbs Kane, Jr., President

Date 2/23/07
     --------------------------------

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, Treasurer

Date 2/23/07
     --------------------------------